EXHIBIT 99.2


                               ESCALA GROUP, INC.
                     (Formerly Greg Manning Auctions, Inc.)
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The unaudited pro forma condensed combined financial statements present a business combination between Escala Group, Inc (formerly Greg Manning Auctions, Inc.). ("Escala") and A-Mark Precious Metals, Inc. ("A-Mark"). The transaction occurred on July 15, 2005.

The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of Escala and the historical consolidated balance sheet of the A-Mark, giving effect to the purchase of the outstanding stock of A-Mark as if it had been consummated on June 30, 2005 and reflects the pro forma adjustments to give effect to this business combination. The unaudited pro forma condensed combined statement of earnings combines the historical consolidated statements of operations of Escala and A-Mark, giving effect to the stock purchase transaction as if it had occurred on July 1, 2004 and reflects the pro forma adjustments to give effect to this transaction.


              YOU SHOULD READ THIS INFORMATION IN CONJUNCTION WITH:

      o The accompanying notes to the unaudited pro forma condensed combined financial statements;

      o The separate historical audited consolidated financial statements of Escala as of and for the year ended June 30, 2005 included in Escala's Annual Report on Form 10-K for the year ended June 30, 2005.

      o The separate historical audited consolidated financial statements of A-Mark as of and for the eleven months ended June 30, 2005 included in this document as Exhibit 99.1


We present the unaudited pro forma condensed combined financial information for informational purposes only. The pro forma information is not necessarily indicative of what Escala's financial position or results of operations actually would have been had it completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.


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

                               Escala Group, Inc.
                     (Formerly Greg Manning Auctions, Inc.)
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2005
                      (In Thousands, except per share data)


                                                                       Historical
                                                                  ---------------------     Pro Forma     Pro Forma
                                                                   Escala       A-Mark     Adjustments     Combined
                                                                  ---------    --------    -----------    ---------
                         Assets

 Current Assets
 Cash and Cash Equivalents                                        $  54,250   $   1,566       2,355  c    $  39,659
                                                                                            (18,512) b
 Accounts Receivable, Net;
     Auctions and Trade                                              17,497       5,568                      23,065
     Related Party                                                    8,781        --                         8,781
     Advances                                                         4,370       3,134                       7,504
     Notes Receivable and Other                                        --         1,490                       1,490
 Inventory                                                           41,830      48,577                      90,407
 Deferred Tax Asset                                                   3,292                    (335) e        2,957
 Prepaid Expenses and Other                                           2,487         329                       2,816
                                                                  ---------   ---------    ---------      ---------
 Total Current Assets                                               132,507      60,664     (16,492)        176,679

 Property and Equipment, Net                                          3,295          35                       3,330

                                                                                                335 e
 Goodwill, Net                                                        9,427        --        11,123 a        20,885
 Other Purchased Intangibles, Net                                     1,937        --         2,000 a         3,937
 Marketable Securities                                                  118        --                           118
 Other Non-Current Assets                                                                                        --
     Investment in Subsidiary                                                                23,115 b           --
                                                                                            (23,115) d

     Loans Receivable Related Party, Net                                400        --                           400
     Inventory                                                        6,166        --                         6,166
     Deferred Tax Asset                                               3,662        --                         3,662
     Other                                                              938        --                           938
                                                                  ---------   ---------   ---------       ---------
 Total Assets                                                     $ 158,450   $  60,699      (3,034)        216,115
                                                                  =========   =========   =========       =========

               Liabilities and Stockholders' Equity
               ------------------------------------

 Current Liabilities
Lines of Credit                                                   $    --     $  29,200                   $  29,200

Notes Payable and Capital Leases                                        667        --                           667
Payable to Third Party Consignors                                    12,458        --                        12,458
Accounts Payable                                                     14,011       6,361                      20,372
Accrued Expenses and Other Current Liabilities                        2,654       1,158                       3,812
Income Taxes Payable                                                  8,140        --                         8,140
Liability on Borrowed Metals                                           --        16,343                      16,343
                                                                  ---------   ---------    --------       ---------
Total Current Liabilities                                            37,930      53,062        --            90,992
Notes Payable and Capital Leases - Long Term                          9,181        --          --             9,181
                                                                  ---------   ---------    --------       ---------
Total Liabilities                                                    47,111      53,062        --           100,173

Minority Interest - Related Party                                                             4,603 b         4,603

Stockholders' Equity
                                                                                             13,123 a
                                                                                              2,355 c

Common Stock                                                            276          75         (75) d          276
Additional paid in capital                                           70,245       5,246     (20,724) d       70,245
Accumulated Other Comprehensive Income                                1,813        --                         1,813
Retained Earnings                                                    39,005       2,316      (2,316) d       39,005
                                                                  ---------   ---------   ---------       ---------
Total Stockholders' Equity                                          111,339       7,637      (7,637)        111,339
                                                                  ---------   ---------   ---------       ---------
Total Liabilities and Stockholders' Equity                        $ 158,450   $  60,699      (3,034)        216,115
                                                                  =========   =========   =========       =========


         See Notes to Pro Forma Condensed Combined Financial Statements.

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

                               Escala Group, Inc.
                     (Formerly Greg Manning Auctions, Inc.)
         Unaudited Pro Forma Condensed Combined Statement of Operations
                      (In Thousands, except per share data)


                                                                          Historical
                                                                  --------------------------        Pro Forma      Pro Forma
                                                                    Escala          A-Mark         Adjustments      Combined
                                                                  ---------------------------      -----------    -----------
Operating revenues

              Revenue- trading operations                         $      --       $ 2,315,004        (6,323) f    $ 2,308,681
              Sales of inventory                                       99,309            --          (3,539) f         95,770
              Sales of inventory - related party                      123,348            --                           123,348
              Commissions earned - auctions                            17,657            --                            17,657
                                                                  -----------     -----------     -----------     -----------
                            Total revenues                            240,314       2,315,004          (9,862)      2,545,456

Cost of merchandise sold
              Cost of sales- trading operations                          --         2,311,093        (3,539) f      2,307,554
              Cost of merchandise sold                                 91,515            --          (6,323) f         85,192
              Cost of merchandise sold- related party                  58,830            --                            58,830
                                                                  -----------     -----------     -----------     -----------
               Gross profit
                                                                       89,969           3,911            --            93,880

Operating expenses
              General and administrative                               16,501             552                          17,053
              Salaries and wages                                       13,142           1,467                          14,609
              Marketing                                                 4,282               7                           4,289
              Depreciation and amortization                             1,187              34            500 g          1,721
                                                                  -----------     -----------     -----------     -----------
                            Total operating expenses                   35,112           2,060             500          37,672
                                                                  -----------     -----------     -----------     -----------
                            Operating income                           54,857           1,851            (500)         56,208

Other income (expense)
              Realized loss on sale of marketable securities               (4)           --                                (4)
              Interest income                                             973             774                           1,747
              Interest expense                                         (1,231)           (970)                         (2,201)
              Other income/expense                                       (301)           --                              (301)
                                                                  -----------     -----------     -----------     -----------
              Earnings before income taxes                             54,294           1,655            (500)         55,449

Provision for income taxes                                             16,019             678                          16,697
                                                                  -----------     -----------     -----------     -----------

Income before minority interests                                  $    38,275     $       977     $      (500)    $    38,752

Minority interests - Related Party                                                                      (95)h     $       (95)
                                                                  -----------     -----------     -----------     -----------

Net income                                                        $    38,275     $       977     $      (595)    $    38,657
                                                                  ===========     ===========     ===========     ===========

Basic earnings per share:
              Weighted average shares outstanding                      27,423                                          27,423
                                                                  ===========                                     ===========

              Basic earnings per share                            $      1.40                                     $      1.41
                                                                  ===========                                     ===========

Diluted earnings per share:
              Weighted average shares outstanding                      28,688                                          28,688
                                                                  ===========                                     ===========
              Diluted earnings per share                          $      1.33                                     $      1.35
                                                                  ===========                                     ===========

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                               Escala Group, Inc.
                     (Formerly Greg Manning Auctions, Inc.)
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements
                      (In Thousands, except per share data)


1. Basis of Presentation

The acquisition will be accounted for as a purchase by Escala under accounting principles generally accepted in the United States of America. We prepared the unaudited pro forma condensed combined financial information using the purchase method of accounting with Escala treated as the acquirer. Accordingly, Escala's cost to acquire A-Mark will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values as of the date of acquisition. Accordingly, the purchase price allocation pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.

2.  Purchase Price

The following is the purchase price allocation for the asset purchase:

Tangible and intangible assets
acquired:

Current assets                                            $  60,329
Property and equipment                                           35
Goodwill                                                     11,458
Other Intangible Assets -Non competition agreement            2,000
                                                         ----------

Total assets acquired                                        73,822

Less current liabilities assumed                             53,062
                                                         ----------

Total Purchase Price                                     $   20,760
                                                         ==========

The net book value of assets was equivalent to the fair market value of those assets, which is based upon management's estimates. Other intangible assets will be amortized under the straight-line method over their useful lives, which are estimated to be five years.

3.    Accounting Policies and Financial Statement Classifications

Upon completion of the acquisition, Escala will review its accounting policies and financial statement classifications. As a result of that review, it may become necessary to make certain reclassifications to the combined company's financial statements to conform to those accounting policies and classifications that are determined to be more appropriate.

4.    Pro Forma Adjustments

Adjustments included in the column under the heading "Pro Forma Adjustments" primarily relate to the following:

      a) To record fair market value of property and equipment and other purchased intangibles (non-competition agreement with a four year life). To record excess purchase price paid over the fair market value of the assets acquired (see Note 2 for calculation of goodwill and other intangibles).

                               Escala Group, Inc.
                     (Formerly Greg Manning Auctions, Inc.)
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements
                      (In Thousands, except per share data)


      b) To record cash payment of $23,115 at closing . The purchase price was funded 80% by Escala and 20% from its majority shareholder Afinsa Bienes Tangibles, S.A. (Afinsa), a related party.

      c) To record additional equity investment of $2,355 at closing increasing A-Mark equity to $10,000 per agreements with its lenders.

      d)    To eliminate investment in A-Mark.

      e) To record deferred tax liability of A-Mark at acquisition date. The Company is currently evaluating the tax impact of making a section 338 election. Should the company elect to make the section 338 election additional tax benefits of approximately $3,782 will become available to the Company; however, under the terms of the Stock Purchase Agreement with the former owners of A-Mark the company would owe the former owners 75% of such tax benefits. Due to this uncertainty the pro forma balance sheet only reflects the additional deferred tax liability resulting from the reversal of certain temporary differences that will be the responsibility of the Company.

      f) To eliminate intercompany sales and related cost of sales. Intercompany profits in inventory are immaterial.

      g) To record amortization expense of the non-competition agreement over estimated useful life of four years.

      h)    To record minority interest in subsidiary's income.